UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2022

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Court Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 1.01	Entry into a Material Definitive Agreement.

On December 9, 2022, Focus Universal Inc. (the “Company”) entered into an At the Market Sales Agreement (the “Sales Agreement”) with Sutter Securities, Inc., as sales agent (the “Agent”), to sell shares of its common stock, $0.001 par value per share (the “Common Stock”), having an aggregate offering price of up to $25,000,000 (the “Shares”) from time to time through an “at the market offering” (the “ATM Offering”) as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).

The offer and sale of the Shares will be made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (File No. 333-260180) filed with the U.S. Securities and Exchange Commission (“SEC”) on October 8, 2021 and declared effective by the SEC on November 16, 2021. On December 9, 2022, the Company filed a prospectus supplement with the SEC relating to the offer and sale of up to $25,000,000 of Common Stock in the ATM Offering.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Subject to the terms and conditions of the Sales Agreement, the Agent will use its reasonable best efforts to sell the Shares, based upon the Company’s instructions, consistent with its normal trading and sales practices and applicable law and regulations. Under the Sales Agreement, the Agent may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act. The Company or the Agent may, upon notice to the other party in accordance with the terms of the Sales Agreement, suspend the offering of the Shares for any reason and at any time.

The Company has agreed to pay the Agent a commission for its services in acting as agent in the sale of the Shares in the amount of 3.0% of the aggregate gross proceeds from the sale of the Shares pursuant to the Sales Agreement. The Company has also agreed to provide the Agent with customary indemnification and contribution rights.

The foregoing description of the material terms of the Sales Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full Sales Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The legal opinion of Wilson Bradshaw LLP, counsel to the Company, relating to the legality of the issuance and sale of the Shares is filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Wilson Bradshaw LLP.
10.1	At the Market Sales Agreement, dated December 9, 2022, with Sutter Securities, Inc.
23.1	Consent of Wilson Bradshaw LLP (included in the opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2022

FOCUS UNIVERSAL, INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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